American Gas Association Financial Forum – May 2016 Robert G. Schoenberger Chairman, Chief Executive Officer and President Exhibit 99.1

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This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives.  In some cases, forward-looking statements can be identified by terminology such as “may,”
“will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or
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These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-
looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters);
fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; variations in weather; long-term global climate change; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and Exchange Commission, including those appearing under the caption
"Risk Factors" in Unitil's Annual Report on Form 10-K for the year ended December 31, 2015.
Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made.  Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Our mission is to provide energy for life—safely, reliably, cost- effectively and responsibly—to a growing number of customers with a high-performing workforce 3

CHECKED
APPROVED
Unitil

ME
Augusta
Lewiston
VT
Portland
NH
Concord
Portsmouth
Hampton
Fitchburg
Boston
MA

Unitil • Natural gas and electric utility operations in Maine, New Hampshire and Massachusetts • Serving approximately 182,000 gas and electric customers 4 Saco, ME

We estimate there is more than half a billion
dollars of new construction in our service areas
Portland, Maine
•
Best Places to Live 2014 (Money Magazine)
•
Largest US city north of Boston
•
$400 million in combined private/public investment in the last three years
Portsmouth / Dover, New Hampshire
•
New Hampshire’s fastest growing area
•
Top 100 Places to Live (CNN/Money Magazine)

Unemployment
is well below the national
average in the states we serve
U.S.
MA
NH
ME
5.0%
4.4%
2.6%
3.4%
Portland, ME

Accomplishments
•
Operations performance
•
48% reduction in outages since
2010
•
Utility rate base growth
•
7% compound annual growth
rate
•
Constructive regulation
•
Rate relief has provided ~55%
increase to sales margin since
2010
Net Income
Earnings Per Share
($ in millions)

$18.1
$21.6
$24.7
$26.3
2012
2013
2014
2015
$1.43
$1.57
$1.79
$1.89
2012
2013
2014
2015

12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015

Market Outperformance 5-Year Total Return 7 UTL 100% S&P 500 81% S&P Utilities 69% UTL outperformed 31% -20% 0% 20% 40% 60% 80% 100% 120% UTL S&P Utilities S&P 500

Dividend Increases • Unitil has continuously paid quarterly dividends and has never reduced its dividend rate Dividends Per Share 8

$120
$100
$80
$60
$40
$20
$0
2012
2013
2014
2015
2016F
Gas
Electric
Other

Robust Capital Spending • Capital spending annual growth rate of 15% since 2012 • Total capital budget of $98 million in 2016 ($ in millions) 9 Capital Spending

Rate Base Growth
•
Rate base growth driven by gas distribution expansion,
infrastructure replacement, and electric reliability
investments
Gas Rate Base & Income
($ in millions)

Gas & Electric Rate Base
($ in millions)
7% CAGR
~4x Growth
$484
$521
$553
$586
$0
$150
$300
$450
$600
$750
2012
2013
2014
2015
$179
$357
$0
$5
$10
$15
$20
$25
$0
$100
$200
$300
$400
$500
2008
2015
$4
$15
Rate Base
Gas Segment Income

2-3% CAGR
Gas Growth
•
Penetration rate less than 60% -
room for growth
Historical Weather Normalized Sales*

Average Customer Count
4-6% CAGR
(therms, in millions)
* Excludes decoupled sales
163
170
179
186
2012
2013
2014
2015
72,200
74,100
76,100
77,500
2012
2013
2014
2015

New Gas Service Areas
•
Targeted Area Buildout
•
Saco, ME pilot
•
Potential new market of 1,000
customers; $1mm annual revenue
•
Evaluating new opportunities in
other cities and towns
•
System expansion projects
•
Extending existing mains into
adjacent areas attractive for years
of growth

Target Areas

New
Hampshire
Maine
Massachusetts
~6 miles annually in
2016 and
2017
~50 miles
scheduled 2016 -
2024
~3 miles
scheduled
annually
Project completion
expected end of
2017
Project completion
expected end of
2024
20 year
project
Gas Infrastructure Replacement
•
Currently 81% of gas infrastructure system has been
replaced with modern plastic pipe or protected steel

Electric Growth Investment
•
Construction of two major
electric substations to
provide increased capacity
and enhanced reliability
•
Grid modernization –
regulatory initiatives
supporting new investment
in distribution system
Grid Modernization
Substation Projects

•
Fitchburg Gas & Electric (Massachusetts) awarded $3.7 million in rate relief effective May 1, 2016
•
Unitil Energy (New Hampshire) filed $6.3 million rate case in April 2016
Constructive Regulation
Return on Equity
Achieved ~$65 million (~55% increase to sales margin) in rate relief since 2010

8.0%
8.2%
9.2%
9.5%
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
2012
2013
2014
2015

•
Regulated local distribution utility business
model
•
Diversified natural gas and electric sales
•
Growing operations and customer base
–
Regulated rate base growth
–
Robust natural gas system expansion
–
Constructive rate plans and capital recovery
mechanisms
•
Dividend strength
•
Experienced management team
Key Investment Highlights